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TYPE:  EX-4.1
SEQUENCE:  4
DESCRIPTION:  SPECIMEN STOCK CERTIFICATE



                                                                     EXHIBIT 4.1

                        (LOGO OF NETGRAVITY, INC. APPEARS HERE)
                                   NETGRAVITY, INC.

BT

THIS CERTIFICATE IS TRANSFERABLE
 IN NEW YORK, N.Y. AND RIDGEFIELD PARK, N.J.

                 INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                         SEE REVERSE FOR CERTAIN DEFINITIONS
                          AND A STATEMENT AS TO THE RIGHTS,
                             PREFERENCES, PRIVILEGES AND
                                RESTRICTIONS, IF ANY

                                  CUSIP 641114 10 3

This Certifies that



is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE, OF
                                   NETGRAVITY, INC.
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated

    /s/ Stephen E. Recht                                     /s/ John W. Danner
CHIEF FINANCIAL OFFICER AND SECRETARY         CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED:
CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
TRANSFER AGENT
AND REGISTRAR

BY

AUTHORIZED SIGNATURE



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     A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation of the Corporation and by any certificate of determination, the number of shares constituting each class and series, and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Secretary of the Corporation at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

          TEN COM - as tenants in common
          TEN ENT - as tenants by the entireties
          JT TEN - as joint tenants with right of survivorship and not as tenants in common
         COM PROP - as community property

UNIF GIFT MIN ACT - ........................... Custodian ......................
                            (Cust)                               (Minor)
                    under Uniform Gifts to Minors
                    Act ........................................................
                                                (State)
UNIF TRF MIN ACT  - ...................... Custodian (until age ...........)
                        (Cust)
                    ........................... under Uniform Transfers
                        (Minor)
                    to Minors Act ..............................................
                                                    (State)

   Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                        hereby sell, assign and transfer unto
                    -----------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          Shares
--------------------------------------------------------------------------
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     ---------------------


                                         X
                                            ------------------------------

                                         X
                                            ------------------------------
                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME(S) AS


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                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By
  -----------------------------------
THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.











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